                              JOINDER TO LOAN DOCUMENTS
                           AND AMENDMENT TO LOAN DOCUMENTS
                            (Precision Window Mfg., Inc.)

          THIS JOINDER TO LOAN DOCUMENTS AND AMENDMENT TO LOAN DOCUMENTS (the "Joinder Agreement") is made and entered into as of January 5, 1999, by and among [i] THERMOVIEW INDUSTRIES, INC., a Delaware corporation ("ThermoView"), [ii] AMERICAN HOME DEVELOPERS CO., INC., a California corporation ("American Home"), [iii] FIVE STAR BUILDERS, INC., a California corporation, successor in interest to American Home Remodeling, a California corporation ("Five Star"), [iv] KEY HOME CREDIT, INC., a Delaware corporation ("Key Home"), [v] KEY HOME MORTGAGE, INC., a Delaware corporation ("Key Home Mortgage"), [vi] LEINGANG SIDING AND WINDOW, INC., a North Dakota business corporation ("Leingang Siding"), [vii] PRIMAX WINDOW CO., a Kentucky corporation ("Primax"), [viii] ROLOX, INC., a Kansas corporation ("Rolox"), [ix] TD WINDOWS, INC., a Kentucky corporation ("TD Windows"), [x] THERMAL LINE WINDOWS, INC., a North Dakota business corporation, successor in interest to Thermal Line Windows, L.L.P., a Minnesota limited liability partnership, Blizzard Enterprises, Inc., a Minnesota corporation, and Ice, Inc., a North Dakota business corporation ("Thermal Line"), [xi] THERMOVIEW OF MISSOURI, INC., a Missouri corporation ("ThermoView-Missouri"), [xii] THERMO-TILT WINDOW COMPANY, a Delaware corporation ("Thermo-Tilt"), [xiii] THOMAS CONSTRUCTION, INC., a Missouri corporation ("Thomas") (ThermoView, American Home, Five Star, Key Home, Key Home Mortgage, Leingang Siding, Primax, Rolox, TD Windows, Thermal Line, ThermoView-Missouri, Thermo-Tilt and Thomas individually are referred to in this Joinder Agreement as an "Original Borrower" and collectively are referred to in this Joinder Agreement as the "Original Borrowers"), [xiv] PRECISION WINDOW MFG., INC., a Missouri corporation ("Precision" or the "Precision Acquired Entity") and [xv] PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank").

                                      RECITALS:

          A. The Original Borrowers and the Bank are parties to a certain Loan Agreement, dated as of August 31, 1998, as amended by that certain Joinder to Loan Documents and Amendment to Loan Documents (Thomas Construction Inc.) (as so amended, the "Loan Agreement") (certain capitalized terms used in this Joinder Agreement have the meanings set forth for them in the Loan Agreement unless expressly otherwise defined herein), pursuant to which, among other things, the Bank established a $15,000,000.00 Committed Line of Credit in favor of the Original Borrowers.

          B. As a condition of including the EBITDA of any Acquired Entity in the calculation of the Commitment Limit, the Original Borrowers agreed to cause each such Acquired Entity to join in the Loan Agreement, the Note, the Security Agreement and the other Loan Documents promptly upon being acquired by any of the Original Borrowers.

          C. The Original Borrowers have acquired or will soon acquire Precision (referred to in this Joinder Agreement as the "Precision Acquisition").

          D. After the Precision Acquisition, the Originals Borrowers desire to have the EBITDA of Precision used in the calculation of the Commitment Limit.

          E. The Bank has agreed to allow the EBITDA of Precision to be used in the calculation of the Commitment Limit provided Precision and the Original Borrowers enter into this Joinder Agreement, and subject to the other provisions of the Loan Documents, Precision has agreed to join in the Loan Agreement, the Note, the Security Agreement, and Original Borrowers and the Bank have agreed to modify the Loan Agreement and the other Loan Documents as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in this Joinder Agreement and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the Original Borrowers, Precision and the Bank hereby agree as follows:


                                      ARTICLE 1

                              JOINDER TO LOAN AGREEMENT

          Subject to delivery to the Bank of each of the "Joinder Agreement Documents" more particularly described in Article 6 of this Joinder Agreement:

     1.1  Precision is hereby joined as a Borrower to the Loan Agreement.

     1.2  Precision covenants and agrees to comply with:

          A. All of the covenants contained in the "Affirmative Covenants" Section of the Loan Agreement from the date of execution of this Joinder Agreement until all Obligations have been fully paid and any commitments of the Bank to the Borrowers have been terminated;

          B. All of the covenants contained in the "Negative Covenants" Section of the Loan Agreement from the date of execution of this Joinder Agreement until all Obligations have been fully paid and any commitments of the Bank to the Borrowers have been terminated; and

          C. All of the other terms, conditions, covenants, agreements and obligations of each Borrower to be performed under and pursuant to the Loan Agreement.

     1.3 Precision makes, as of the date of this Joinder Agreement, all of the representations and warranties contained in the "Representations and Warranties" Section of the Loan Agreement, which shall be continuing in nature and remain in full force and effect until the Obligations are paid in full, and which shall be true and correct.

     1.4 Precision acknowledges its receipt of a complete copy of the Loan Agreement and each and every other presently existing Loan Document referred to or referenced in the Loan Agreement.

     1.5 The Loan Agreement is hereby amended by substituting the CAPITAL STRUCTURE SCHEDULE which is attached to and made a part of this Joinder Agreement for the CAPITAL STRUCTURE SCHEDULE originally attached to and made a part of the Loan Agreement.

     1.6 The Loan Agreement is hereby amended by substituting the ENCUMBRANCES SCHEDULE which is attached to and made a part of this Joinder Agreement for the ENCUMBRANCES SCHEDULE originally attached to and made a part of the Loan Agreement.


                                      ARTICLE 2

                                   JOINDER TO NOTE

          Subject to delivery to the Bank of each of the "Joinder Agreement Documents" more particularly described in Article 6 of this Joinder Agreement:

     2.1 Precision is hereby joined as a Borrower to the Note and jointly and severally promises and agrees to pay the indebtedness evidenced thereby in accordance with the provisions thereof.

     2.2 Without limitation of Section 2.1 above, Precision promises and agrees to pay to the order of the Bank, the aggregate principal sum of Fifteen Million and No/100 Dollars ($15,000,000.00), or so much thereof as may be advanced under the Note, together with interest thereon as provided in the Note, in lawful money of the United States of America, in the manner set forth in the Note, on or before the Expiration Date as that term is defined in the Note.

     2.3 Precision covenants and agrees to comply with all of the other terms, conditions, covenants, agreements and obligations of each Borrower to be performed under and pursuant to the Note.

     2.4 Precision acknowledges its receipt of a complete copy of the Note and each and every other Loan Document referred to or referenced in the Note.

                                      ARTICLE 3

                            JOINDER TO SECURITY AGREEMENT

          Subject to delivery to the Bank of each of the "Joinder Agreement Documents" more particularly described in Article 6 of this Joinder Agreement:

     3.1  Precision is hereby joined as a Borrower to the Security Agreement.

     3.2 Precision assigns and grants to the Bank, as a secured party, a continuing lien on and security interest in the Collateral.

     3.3 Precision makes, as of the date of this Joinder Agreement, all of the representations and warranties contained in the "Representations and Warranties" Section of the Security Agreement, which shall be continuing in nature and remain in full force and effect until the Obligations are paid in full, and which shall be true and correct.

     3.4  Precision covenants and agrees to comply with:

          A. The covenants contained in the "Grantors' Covenants" and the "Covenants for Accounts" Sections of the Security Agreement from the date of execution of this Joinder Agreement until all Obligations have been fully paid and any commitments of the Bank to the Grantors have been terminated;

          B. The covenants contained in the "Negative Pledge; No Transfer" Section of the Security Agreement from the date of execution of this Joinder Agreement until all Obligations have been fully paid and any commitments of the Bank to the Grantors have been terminated; and

          C. All of the other terms, conditions, covenants, agreements and obligations of each Borrower to be performed under and pursuant to the Security Agreement.

     3.5 Precision acknowledges its receipt of a complete copy of the Security Agreement and each and every other Loan Document referred to or referenced in the Security Agreement.


                                      ARTICLE 4

                           AMENDMENT TO SECURITY AGREEMENT

          Subject to delivery to the Bank of each of the "Joinder Agreement Documents" more particularly described in Article 6 of this Joinder Agreement, the Security Agreement is hereby amended by substituting EXHIBIT "A" TO SECURITY AGREEMENT which is attached to and made a part of this Joinder Agreement for EXHIBIT "A" TO SECURITY AGREEMENT originally attached to and made a part of the Security Agreement.


                                      ARTICLE 5

                            AMENDMENT TO PLEDGE AGREEMENT

          Subject to delivery to the Bank of each of the "Joinder Agreement Documents" more particularly described in Article 6 of this Joinder Agreement, the Pledge Agreement is hereby amended as follows:

     5.1 Precision Window Mfg., Inc., a Missouri corporation, is added as a Borrower in the "Obligations Secured" Section of the Pledge Agreement.

     5.2 EXHIBIT "A"TO PLEDGE AGREEMENT, which is attached to and made a part of this Joinder Agreement, is substituted for EXHIBIT "A" TO PLEDGE AGREEMENT originally attached to and made a part of the Pledge Agreement.


                                      ARTICLE 6

                                 CONDITIONS PRECEDENT

     6.1 The joinder of Precision to each of the Loan Agreement, the Note, and the Security Agreement and the modifications to the Security Agreement, the Pledge Agreement and the Loan Agreement described in Articles 1 through 5 of this Joinder Agreement shall become effective on that date (the "Effective Date") on which each of the following documents (collectively, the "Joinder Agreement Documents") has been executed by each of the parties to them and delivered to the Bank and when the Bank determines to its satisfaction that each other condition set forth below has been fulfilled:

          A. This Joinder Agreement, duly executed by each of the Original Borrowers, Precision, and the Bank;

          B. Certified Resolutions of the Board of Directors of Precision authorizing the execution and delivery by Precision of this Joinder Agreement;

          C. UCC-1 Financing Statements naming Precision as the Debtor and the Bank as the Secured Party for filing in the St. Louis County, Missouri, Recorder's Office and in the Office of the Secretary of State of Missouri;

          D.   Landlord Waivers executed by each landlord of Precision;

          E. Stock Certificates evidencing ThermoView's ownership of 300 shares of the voting capital stock of Precision and 11,250 of the non-voting capital stock of Precision;

          F.   Stock Power executed by ThermoView;

          G.   Opinion of Stites & Harbison, counsel to Precision;

          H. Financial Statements of Precision for the last two (2) fiscal years of Precision;

          I. Financial Statements for Precision for and through the period ending September 30, 1998;

          J. A completed ThermoView Industries, Inc. Draw Test certificate, in the form attached to this Joinder Agreement as the DRAW TEST CERTIFICATE EXHIBIT, dated as of the date of this Joinder Agreement; and

          K.   The completion of the Precision Acquisition.


                                      ARTICLE 7

                                 OTHER STIPULATIONS

     7.1 Upon the Effective Date, the provisions of Articles 1 through 5 of this Joinder Agreement shall become effective and modify or supersede and replace the applicable provisions of the Loan Agreement and the other Loan Documents recited as being modified by them and Precision shall be joined as a party to the Loan Agreement, the Note, and the Security Agreement. From and after the Effective Date each reference to the "Loan Agreement" and the "Loan Documents" or words of like import shall mean and be deemed a reference to, as applicable, the Loan Agreement and Loan Documents as modified by this Joinder Agreement but, except as modified by this Joinder Agreement and the other Joinder Agreement Documents, the Loan Agreement and the other Loan Documents shall remain in full force and effect in the same form as existed immediately prior to the Effective Date.

     7.2 If each of the Joinder Agreement Documents has not been fully executed and delivered to the Bank on or before January _____, 1999, this Joinder Agreement shall be voidable at any time prior to the delivery of each of such Joinder Agreement Document upon notice given by any Borrower to the Bank.

     7.3 This Joinder Agreement and the other Joinder Agreement Documents contain the final, complete and exclusive agreement of the parties to them with regard to their subject matter, may not be amended except in writing signed by each of the parties to them, shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties to them (subject to applicable provisions of, as applicable, the Loan Agreement and the Loan Documents), and shall be construed in accordance with and otherwise governed in all respects by the laws of the Commonwealth of Kentucky. This Joinder Agreement may be executed in counterparts, and all counterparts collectively shall constitute but one original document. Each of the Original Borrowers and Precision hereby agrees to reimburse the Bank for all costs and expenses incurred by the Bank in connection with the preparation, negotiation, documentation, execution and delivery of this Joinder Agreement and the other Joinder Agreement Documents, including but not limited to the reasonable fees of legal counsel to Bank.

     7.4 Each of the Original Borrowers join in this Joinder Agreement for the purpose of consenting to the provisions of the foregoing Joinder Agreement, and each of the Original Borrowers confirm and agree that its and their respective obligations under, as applicable, the Note and the other Loan documents shall be unimpaired by this Joinder Agreement and that no Original Borrower has any defenses or set offs against the Bank, or its respective officers, directors, employees, agents or attorneys with respect to, as applicable, the Note or the other Loan Documents and that all of the terms, conditions and covenants in the Loan Documents remain unaltered and in full force and effect and are hereby ratified and confirmed.

          IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed as of the day and year first above written.

                              "ORIGINAL BORROWERS"

                              THERMOVIEW INDUSTRIES, INC.,
                              a Delaware corporation


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President


                              AMERICAN HOME DEVELOPERS CO., INC.,
                              a California corporation


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President

                              FIVE STAR BUILDERS, INC., a California
                              corporation, successor in interest to American Home Remodeling, a California corporation


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President


                              KEY HOME CREDIT, INC., a Delaware corporation


                              By:  /s/ Leigh Ann Barney
                                   -------------------------------------------
                                   Leigh Ann Barney, President


                              KEY HOME MORTGAGE, INC., a Delaware
                              corporation


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President


                              LEINGANG SIDING AND WINDOW, INC., a
                              North Dakota business corporation


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President


                              PRIMAX WINDOW CO., a Kentucky corporation


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President

                              ROLOX, INC. a Kansas corporation


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President

                              TD WINDOWS, INC. a Kentucky corporation


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President


                              THERMAL LINE WINDOWS, INC. a
                              North Dakota business corporation, successor in interest to Thermal Line Windows, L.L.P., a Minnesota limited liability partnership, Blizzard Enterprises, Inc., a Minnesota corporation, and Ice., Inc., a North Dakota business corporation


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President


                              THERMOVIEW OF MISSOURI, INC., a Missouri corporation


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President


                              THERMO-TILT WINDOW COMPANY, a
                              Delaware corporation


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President

                              THOMAS CONSTRUCTION, INC., a Missouri
                              corporation

                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------
                                   Nelson E. Clemmens, President


                              "PRECISION"

                              PRECISION WINDOW MFG., INC., a Missouri
                              corporation


                              By:  /s/ Nelson E. Clemmens
                                   -------------------------------------------

                              Name:     Nelson E. Clemmens

                              Title:    President


                              "BANK"

                              PNC BANK, NATIONAL ASSOCIATION, a national banking association


                              By:  /s/ Gregory M. Carroll
                                   -------------------------------------------
                                   Gregory M. Carroll, Vice President


ATTACHMENTS:

-  EXHIBIT A TO SECURITY AGREEMENT
-  EXHIBIT A TO PLEDGE AGREEMENT
-  CAPITAL STRUCTURE SCHEDULE
-  DRAW TEST CERTIFICATE EXHIBIT
-  ENCUMBRANCES SCHEDULE

                                     EXHIBIT "A"
                                TO SECURITY AGREEMENT

Address of each Grantor's chief executive office, including the County, for each Grantor named in A through N) below is 1101 Herr Lane, Louisville, Jefferson County, Kentucky 40222.

1.   ThermoView

2.   American Home

3.   Five Star

4.   Key Home

5.   Key Home Mortgage

6.   Leingang Siding

7.   Primax

8.   Rolox

9.   TD Windows

10.  Thermal Line

11.  ThermoView-Missouri

12.  Thermo-Tilt

13.  Thomas

14.  Precision

Address for books and records, if different:

15.  ThermoView

16.  American Home
               20501 Ventura Blvd., Suites 116 and 340
               Woodland Hills, CA  91365

17.  Five Star
               8445 Camino Santa Fe
               Suite 103
               San Diego, CA  92121

18.  Key Home
               1035 Frederica Street
               Owensboro, KY  42301

19.  Key Home Mortgage
               1035 Frederica Street
               Owensboro, KY  42301

20.  Leingang Siding
               2605 Twin City Drive
               P.O. Box 579
               Mandan, ND  58554

21.  Primax
               5611 Fern Valley Road
               Louisville, KY  40228
22.  Rolox
               4002 Main Street
               Grandview, MO  64030

23.  TD Windows
               1720 Research Drive
               Louisville, KY  40299

24.  Thermal Line
               3601 30th Avenue N.W.
               Box 579
               Mandan, ND  58554

25.  ThermoView-Missouri
               1917 Beltway
               St. Louis, MO  63114

26.  Thermo-Tilt
               2800 Warehouse Road
               Owensboro, KY  42301

27.  Thomas
               13397 Lakefront Drive
               Earth City, Missouri  63045

28.  Precision
               7208 Weil Avenue
               St. Louis, Missouri  63119

Addresses of other Collateral locations, including Counties and name and address of landlord or owner if location is not owned by the applicable
Grantor:

A.   ThermoView

29.  American Home

30.  Five Star

31.  Key Home

32.  Key Home Mortgage

33.  Leingang Siding

34.  Primax

35.  Rolox

36.  TD Windows

37.  Thermal Line

38.  ThermoView-Missouri

39.  Thermo-Tilt

40.  Thomas

41.  Precision


     [See attached schedule.]

Other names or tradenames now or formerly used by the Grantors:

A    ThermoView

42.  American Home

43.  Five Star
               [DBA Pacific Exteriors]

44.  Key Home

45.  Key Home Mortgage

46.  Leingang Siding
               [Leingang Construction and Steel Siding]

47.  Primax

48.  Rolox
               [Rolox at Kansas City, MO and Rolox at Wichita]

49.  TD Windows
               [Allhom Eagle Windows and Doors, Inc.]

50.  Thermal Line

51.  ThermoView-Missouri
               [NuView Industries, Inc.]

52.  Thermo-Tilt

53.  Thomas

54.  Precision

                                      EXHIBIT A
                                          TO
                                   PLEDGE AGREEMENT


QUANTITY        DESCRIPTION OF SECURITIES           CERTIFICATE NUMBER(S)
--------        -------------------------           ---------------------
   100          Shares of the common stock                      2
                of American Home

   100          Shares of the common stock                      2
                of Five Star

 1,000          Shares of the voting common stock               1
                of Thermal Line

   100          Shares of the common stock                      2
                of Key Home

   100          Shares of the common stock                      2
                of Key Home Mortgage

24,408          Shares of the common stock                      2
                of Leingang Siding

   100          Shares of the common stock                      2
                of Primax

   100          Shares of the common stock                      2
                of Rolox

   100          Shares of the common stock                      1
                of TD Windows

   100          Shares of the common stock                      1
                of ThermoView-Missouri

   100          Shares of the common stock                   ____
                of Thermo-Tilt

16,875          Shares of the common stock                     11
                of Thomas

QUANTITY        DESCRIPTION OF SECURITIES           CERTIFICATE NUMBER(S)
--------        -------------------------           ---------------------
   300          Shares of the voting common
                stock of Precision                              7

11,250          Shares of the non-voting
                common stock of Precision                     11

                              CAPITAL STRUCTURE SCHEDULE
                                          TO
                                      AGREEMENT

                             ThermoView Industries, Inc.

COMPANY                        AUTHORIZED SHARES        ISSUED AND OUTSTANDING
-------                        -----------------        ----------------------
ThermoView - Common                       100,000,000          _____________

ThermoView - Preferred                     50,000,000            3,380,000**

American Home                                   1,000                    100

Five Star                                       1,000                    100

Key Home                                       10,000                  1,000

Leingang Siding                                25,000                 24,408

Primax                                          1,000                    100

Rolox                                           1,000                    100

TD Windows                                      1,000                    100

Thermal Line                      2,500 voting common                  1,000
                             47,500 non-voting common                      0

Thermo-Tilt                                20,000,000                   100*

ThermoView-Missouri                             1,000                    100

Key Home Mortgage                              10,000                  1,000

Thomas Construction, Inc.                      30,000                 16,875

Precision Window Mfg., Inc.      15,000 voting common                    300
                             15,000 non-voting common                 11,250

*   5,381,475 shares were canceled for the 100 shares of Thermo-Tilt
** 2,980,000 shares of Series A Preferred Stock and 400,000 shares of Series B Preferred Stock

                            DRAW TEST CERTIFICATE EXHIBIT
                                         TO
                                 JOINDER AGREEMENT

                       (Attach Form of Draw Test Certificate)

                               ENCUMBRANCES SCHEDULE
                                         TO
                                     AGREEMENT
                    (Describe additional Liens and Encumbrances)


-------------------------------------------------------------------------------
SCHEDULE OF PERMITTED ENCUMBRANCES

FILE DATE  FILE NO.      TYPE    ADDITIONAL INFORMATION  COMMENTS
AMERICAN HOME REMODELING

04/19/95   9511460165    UCC-1   Copelco Capital, Inc.   Lease: ETS 4-station
                                                         telemarketing system

07/31/95   9521460825    UCC-1   Milguard                PMSI:
                                 Manufacturing, Inc.     Inventory-aluminum
                                                         windows and doors

06/30/97   9718360563    UCC-1   Green Tree Vendor       LEASE: Predictive
                                 Services Corporation    dialing hardware

FIVE STAR BUILDERS, INC.

01/08/96   9600960766    UCC-1   Copelco Capital, Inc.   LEASE: Notice
                                                         marketing hardware

10/18/96   9629660662    UCC-1   Copelco Capital, Inc.   LEASE: Notice
                                                         marketing hardware

03/03/97   9706660394    UCC-1   Sun Data, Inc.          LEASE: Notice
                                                         marketing hardware

04/11/97   97105C0221    Assig   Norwest Equipment       Assignment at
                                 Finance, Inc.           03/03/97 #9706660394

03/13/97   9707760731    UCC-1   Matsushita Electric     Telephone equipment
                                 Corporation of America

08/03/98   9821860024    UCC-1   Matsushita Electric     Telephone Equipment
                                   Corporation

PRIMAX WINDOW CO.

11/25/97   973170560564  TLS     Bank One                1998 Ford Windstar

04/24/98   972810560378  TLS     Bank One                1997 Ford cargo van


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SCHEDULE OF PERMITTED ENCUMBRANCES

FILE DATE  FILE NO.      TYPE    ADDITIONAL INFORMATION  COMMENTS
09/10/98   49863         TLS     Ford Motor Credit       1990 Ford F-250

AMERICAN HOME REMODELING D/B/A PACIFIC EXTERIORS, INC.

03/21/94   94055064      UCC-1   Eberhard Equipment      Heavy
                                                         equipment-tractor

06/06/94   94112915      UCC-1   Ford Motor Credit       Heavy
                                 Company                 equipment-tractor

10/27/94   9432260059    UCC-1   Ford Motor Credit       Heavy
                                 Company                 equipment-tractor

10/27/94   9432260338    UCC-1   Associates Commercial   Massey Ferguson skip
                                 Corp.                   loader

10/23/95   9529760567    UCC-1   Ford New Holland        Ford heavy
                                 Credit Company          equipment-tractor,
                                                         loader, hydraulic
                                                         scraper

TD WINDOWS (ALLHOM EAGLE WINDOWS & DOORS, INC.)

09/01/98   9807781       TLS     Chelsea Building        Equipment
                                 Products, Inc.

06/17/97   T734237       TLS     Huntington Acceptance   1997 Chevy 1500

THERMAL LINE WINDOWS, L.L.P.

03/14/96   1832278       UCC-1   Norwest Bank North      Equipment
                                   Dakota, NA

01/12/98   98-000741420  UCC-1   Norwest Equipment       LEASE: Complast
                                 Finance                 Manuf. Equipment

THERMO-TILT WINDOW COMPANY

08/05/96   979393        UCC-1   Ford Motor Credit       TLS: 1997 F-150 truck
                                 Company

06/02/97   989114        UCC-1   Ford Motor Credit       TLS: 1997 F-150 truck
                                 Company

09/26/97   993247        UCC-1   National City Bank      TLS: 1992 Ford pickup

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SCHEDULE OF PERMITTED ENCUMBRANCES

FILE DATE  FILE NO.      TYPE    ADDITIONAL INFORMATION  COMMENTS
09/26/97   993248        UCC-1   National City Bank      TLS: 1990 Chevy van

11/07/97   994777        UCC-1   The Owensboro           TLS: 1994 Chevy S-10
                                 National Bank           truck

01/09/98   996591        UCC-1   Lincolnland Bank        TLS: 1998 Dodge Ram
                                                         truck

01/09/98   996592        UCC-1   Lincolnland Bank        TLS: 1998 Dodge Ram
                                                         truck

01/09/98   996593        UCC-1   Lincolnland Bank        TLS: 1998 Dodge Ram
                                                         truck

01/27/98   997130        UCC-1   Lincolnland Bank        TLS: 1998 Dodge Ram
                                                         truck

01/27/98   997131        UCC-1   Lincolnland Bank        TLS: 1998 Dodge Ram
                                                         truck

01/27/98   997132        UCC-1   Lincolnland Bank        TLS: 1998 Dodge Ram
                                                         truck

02/23/98   997955        UCC-1   Lincolnland Bank        TLS: 1998 Dodge Ram
                                                         truck

THERMOVIEW INDUSTRIES, INC.

06/21/98   98-06463      UCC-1   LCDA, Inc.              Telephone equipment

THOMAS CONSTRUCTION, INC.

12/22/94   015682        UCC-1   Clarklift of            PMSI: Forklift
                                   St. Louis Inc.

08/22/96   10082         UCC-1   Ameritech Credit        LEASE: Equipment
                                   Corporation

04/12/97   3996          UCC-3   Ameritech Credit        Amendment
                                   Corporation

03/21/97   3494          UCC-1   Ikon Office Solutions   LEASE: Equipment

03/24/97   3523          UCC-1   Forklifts of            PMSI: Forklift
                                   St. Louis Inc.

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                                      22

-------------------------------------------------------------------------------
SCHEDULE OF PERMITTED ENCUMBRANCES

FILE DATE  FILE NO.      TYPE    ADDITIONAL INFORMATION  COMMENTS
05/14/97   5795          UCC-1   Ikon Office Solutions   LEASE: Equipment

11/05/97   13265         UCC-1   Ikon Office Solutions   LEASE: Equipment

12/19/94   2485452       UCC-1   Clarklift of            PMSI: Forklift
                                   St. Louis Inc.

08/19/96   2698058       UCC-1   Ameritech Credit        LEASE: Equipment
                                   Corporation

03/27/97   2771989       UCC-3   Ameritech Credit        Amendment
                                   Corporation

03/21/97   2768931       UCC-1   Ikon Office Solutions   LEASE: Equipment

03/21/97   2770518       UCC-1   Forklifts of            PMSI: Forklift
                                   St. Louis Inc.

05/12/97   2788911       UCC-1   Ikon Office Solutions   LEASE: Equipment

11/03/97   2847843       UCC-1   Ikon Office Solutions   LEASE: Equipment

07/16/92   2152423       UCC-1   Household Retail        LOC: No
                                 Services, Inc.          outstandings; Lien to
                                                         be terminated

06/27/97   2804790       UCC-3   Household Retail        Continuation
                                 Services, Inc.

PRECISION WINDOW MFG., INC.

04/21/94   2395368       UCC-1   Tremco, Inc.            PMSI: Equipment

04/20/94   4767          UCC-1   Tremco, Inc.            PMSI: Equipment

-------------------------------------------------------------------------------


LEGEND:
LOC = Line of Credit
TLS = Title Lien Statement
Lease = Equipment Leased - Notice Only
PMSI = Purchase Money Security Interest


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